Leases	6 Months Ended
Jun. 30, 2025
Leases [Abstract]
LEASES
18.	LEASES

The Group occupies most of its office premises and certain mining datacenters under lease arrangements, which generally have an initial lease term between two to 30 years. Lease contracts are typically made for fixed periods but may have extension options. The Group accounts for lease and non-lease component separately, where the non-lease component is charged to expenses as they incur. Any extension options in these leases have not been included in the lease liabilities unless the Group is reasonably certain to exercise the extension option. In addition, periods after termination options are only included in the lease term if the lease is reasonably certain not to be terminated. The Group does not have an option to purchase these leased assets at the expiration of the lease periods.

The unaudited condensed consolidated statements of financial position show the following amounts relating to the right-of-use assets:

In thousands of USD	At June 30, 2025	At December 31, 2024
Right-of-use assets
- Land and buildings	80,424	69,273
Investment properties
- Leasehold land	4,657	4,442

Addition to the right-of-use assets and investment properties of leasehold land, including the increase in the right-of-use assets and investment properties of leasehold land as a result of lease modification, for the six months ended June 30, 2025 and 2024, were approximately US$17.7 million and US$17.0 million, respectively. The balance of the investment properties leasehold land was included in investment properties. See Note 16.

The Group is obligated to complete site restoration for certain leased properties as required under the respective lease agreements. The provision for site restoration is reviewed periodically and updated when there are material changes in the underlying estimates.

The following table represents the movement of the restoration provision:

	Periods ended June 30,
In thousands of USD	2025	2024
Restoration provision at January 1	1,361	1,363
Change in provision	633	-
Unwind of discount	1	-
Exchange adjustments	97	1
Restoration provision at June 30	2,092	1,364

The unaudited condensed consolidated statements of financial position show the following amounts relating to the lease liabilities:

In thousands of USD	At June 30, 2025	At December 31, 2024
Lease liabilities mature within 12 months	7,967	5,460
Lease liabilities mature over 12 months	84,675	72,673
Total lease liabilities*	92,642	78,133

*	Lease liabilities in amount of approximately US$4.0 million and US$3.8 million were associated with leasehold land under investment properties as of June 30, 2025 and December 31, 2024. See Note 16.

Amounts recognized in profit or loss:

	Periods ended June 30,
In thousands of USD	2025	2024
Depreciation expense of right-of-use assets	6,736	3,625
Interest expense*	1,779	1,676
Expense relating to variable payment leases	76	134
Expense relating to short-term leases	111	160
Loss on lease termination	-	198
Total	8,702	5,793

*	The interest expense includes the amount associated with leasehold land under investment properties for the periods ended June 30, 2025 and 2024, which was approximately US$0.1 million for each period. See Note 16.

The total cash outflow for leases, including capital element of lease rentals paid and interests paid on leases for the six months ended June 30, 2025 and 2024 were approximately US$5.9 million and US$4.3 million, respectively.